UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a)    The 2025 Annual General Meeting of Shareholders of Signet Jewelers Limited (the "Company") was held on July 1, 2025 (the "Annual Meeting").
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of eleven members of the Company’s Board of Directors ("Board") to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Helen McCluskey	29,362,317	71,307	3,899,134	3,351,422
J.K. Symancyk	29,405,962	27,897	3,898,899	3,351,422
André V. Branch	29,358,677	23,967	3,950,114	3,351,422
Sandra B. Cochran	29,295,208	136,512	3,901,038	3,351,422
R. Mark Graf	29,411,306	22,424	3,899,028	3,351,422
Zackery Hicks	29,343,227	90,507	3,899,024	3,351,422
Sharon L. McCollam	26,776,140	2,648,344	3,908,274	3,351,422
Nancy A. Reardon	29,273,347	154,326	3,905,085	3,351,422
Brian Tilzer	29,325,474	108,259	3,899,025	3,351,422
Eugenia Ulasewicz	29,042,258	384,441	3,906,059	3,351,422
Dontá L. Wilson	29,298,339	84,312	3,950,107	3,351,422
Proposal Two:
Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of the Annual Meeting until the conclusion of the Company's next annual meeting of shareholders, and authorization of the Audit Committee of the Board to determine its compensation.

For	Against	Abstain	Broker Non-Votes
36,483,351	185,764	15,065	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in the Proxy Statement for the Annual Meeting (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Votes
28,237,899	1,184,902	3,909,957	3,351,422

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	July 2, 2025	By:	/s/ Joan M. Hilson
		Name:	Joan M. Hilson
		Title:	Chief Operating and Financial Officer